UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 18, 2007 (December 12, 2007)

ORE PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23317	06-1411336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West Watkins Mill Road, Gaithersburg, Maryland	20878
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (301) 987-1700

Gene Logic Inc.
(Former name or former address, if changed since last report)

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Item 1.01.	Entry into a Material Definitive Agreement.

On December 12, 2007, Ore Pharmaceuticals Inc., formerly Gene Logic Inc., (the “Company”) entered into a letter agreement (“Letter Agreement No. 1”) with Ocimum Biosolutions, Inc., a Delaware corporation (“Ocimum”) and Ocimum Biosolutions (India) Limited, a company incorporated under the Company Act, 1956, in the Republic of India (“Ocimum India”) amending that certain asset purchase agreement, dated October 14, 2007 and previously filed as Exhibit 10.99 to the Current Report on Form 8-K filed by the Company on October 18, 2007, by and between the Company, Ocimum and Ocimum India for the sale of substantially all of the assets of the Company’s genomics business (the “Genomics Assets”), except for the assets of the Company’s molecular diagnostics business, to Ocimum (the “Asset Purchase Agreement”).  On December 14, 2007, the Company entered into an additional letter agreement (“Letter Agreement No. 2”) with Ocimum and Ocimum India amending the Asset Purchase Agreement.  Copies of Letter Agreement No. 1 and Letter Agreement No. 2 are attached hereto as Exhibits 10.99(a) and 10.99(b), respectively, and are incorporated herein by reference.  The “Asset Purchase Agreement” hereinafter refers to the Asset Purchase Agreement, as amended by Letter Agreement No. 1 and Letter Agreement No. 2.

In connection with the sale by the Company of substantially all of the Genomics Assets, except for the assets of the Company’s molecular diagnostics business, to Ocimum pursuant to the Asset Purchase Agreement, the Company entered into the following material agreements effective as of December 14, 2007:

The Company entered into a license agreement  with Ocimum for the use of certain technology and intellectual property acquired by Ocimum pursuant to the Asset Purchase Agreement (the “Drug Repositioning License Agreement”) whereby Ocimum granted the Company (i) an exclusive license to use the technology and patent rights related to databases, software and know-how sold to Ocimum in its Drug Repositioning Business and Shared Services Division (as such terms are defined in the Asset Purchase Agreement) and (ii) a non-exclusive license to use such technology and patent rights in all fields of use outside of its Drug Repositioning Business and Shared Services Division.  The foregoing description of the Drug Repositioning License Agreement is qualified in its entirety by reference to the complete terms of the Drug Repositioning License Agreement, a copy of which is attached hereto as Exhibit 10.100 and incorporated herein by reference.

The Company entered into a license agreement with Ocimum for the use of certain technology and intellectual property acquired by Ocimum pursuant to the Asset Purchase Agreement (the “Diagnostic Development License Agreement”) whereby Ocimum granted the Company (i) an exclusive license for a period of one year from the date of Closing (as defined in the Diagnostic Development License Agreement) to use the technology and patent rights related to databases, software and know-how sold to Ocimum in its Diagnostic Development Business (as such term is defined in the Asset Purchase Agreement), (ii) a non-exclusive license from and after the end of the exclusive license to use such technology and patent rights in its Diagnostic Development Business, and (iii) a non-exclusive license to use such technology and patent rights in all fields of use outside of its Diagnostic Development Business.  The foregoing description of the Diagnostic Development License Agreement is qualified in its entirety by reference to the complete terms of the Diagnostic Development License Agreement, a copy of which is attached hereto as Exhibit 10.101 and incorporated herein by reference.

The Company received a secured promissory note in the principal amount of $3 million (the “Promissory Note”) from Ocimum and Ocimum India as payment for a portion of the purchase price pursuant to the Asset Purchase Agreement.  The Promissory Note will be due eighteen (18) months from the date of closing and will be non-interest bearing.  If the Promissory Note is not paid when due, interest shall accrue on the unpaid principal amount at a default rate of fifteen percent (15%) per annum, compounded monthly.  The foregoing description of the Promissory Note is qualified in its entirety by reference to the complete terms of the Promissory Note, a copy of which is attached hereto as Exhibit 10.102 and incorporated herein by reference.

The Company entered into a sublease agreement (the “Sublease”) with Ocimum for a portion of the office space and common areas located at 50 West Watkins Mill Road, Gaithersburg, Maryland 20878.  The Sublease term commenced as of December 14, 2007 and shall end on December 31, 2008, unless terminated earlier as permitted by the Sublease.  The Sublease is for approximately 12,653 square feet and the Company will pay rent equal to fifty percent (50%) of the basic annual rent payable by Ocimum to the prime landlord under the prime lease.  The Sublease also provides for payment of additional rent for taxes, operating expenses, common area maintenance charges and other expenses.  Upon five (5) days written notice to Ocimum, the Company may reduce the square footage occupied by the Company and if Ocimum subleases any part of the building to anyone other than the Company prior to December 31, 2008, then the Company’s rent obligation will be reduced by an amount equal to the rentable square footage of space subleased divided by one-half of the rentable square footage under the prime lease.  The foregoing description of the Sublease is qualified in its entirety by reference to the complete terms of the Sublease, a copy of which is attached hereto as Exhibit 10.103 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.99(a)	Letter Agreement dated as of December 12, 2007 by and between Gene Logic Inc., Ocimum Biosolutions, Inc. and Ocimum Biosolutions (India) Limited.
10.99(b)	Letter Agreement dated as of December 14, 2007 by and between Gene Logic Inc., Ocimum Biosolutions, Inc. and Ocimum Biosolutions (India) Limited.
10.100	License Agreement dated as of December 14, 2007 by and between Gene Logic Inc. and Ocimum Biosolutions, Inc.
10.101	License Agreement dated as of December 14, 2007 by and between Gene Logic Inc. and Ocimum Biosolutions, Inc.
10.102	Secured Note dated as of December 14, 2007 from Ocimum Biosolutions (India) Limited and Ocimum Biosolutions, Inc. to Gene Logic Inc.
10.103	Sublease dated as of December 14, 2007 by and between Gene Logic Inc. and Ocimum Biosolutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORE PHARMACEUTICALS INC.

Date: December 18, 2007	By:	/s/ Philip L. Rohrer Jr.
Philip L. Rohrer Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.99(a)	Letter Agreement dated as of December 12, 2007 by and between Gene Logic Inc., Ocimum Biosolutions, Inc. and Ocimum Biosolutions (India) Limited.
10.99(b)	Letter Agreement dated as of December 14, 2007 by and between Gene Logic Inc., Ocimum Biosolutions, Inc. and Ocimum Biosolutions (India) Limited.
10.100	License Agreement dated as of December 14, 2007 by and between Gene Logic Inc. and Ocimum Biosolutions, Inc.
10.101	License Agreement dated as of December 14, 2007 by and between Gene Logic Inc. and Ocimum Biosolutions, Inc.
10.102	Secured Note dated as of December 14, 2007 from Ocimum Biosolutions (India) Limited and Ocimum Biosolutions, Inc. to Gene Logic Inc.
10.103	Sublease dated as of December 14, 2007 by and between Gene Logic Inc. and Ocimum Biosolutions, Inc.